Exhibit 99.2

Unum Group
Statistical Supplement Fourth Quarter 2011

 TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Financial Results

Premium Income	$1,888.5	$1,868.2	$7,514.2	$7,431.4	$7,475.5

Segment Operating Revenue	$2,597.4	$2,565.6	$10,282.9	$10,168.5	$10,079.3
Net Realized Investment Gain (Loss)	7.4	27.5	(4.9)	24.7	11.7

Revenue	$2,604.8	$2,593.1	$10,278.0	$10,193.2	$10,091.0

Net Income (Loss)	$(425.4)	$225.8	$235.4	$886.1	$852.6

Assets			$60,179.0	$57,307.7	$54,477.0

Stockholders' Equity			$8,577.0	$8,944.4	$8,500.1

Segments
Our reporting segments are comprised of the following: Unum US, Unum UK, Colonial Life, Closed Block, and Corporate. In conjunction with the conclusion of our strategic review of our long-term care business described herein, effective with the fourth quarter of 2011 we modified our reporting segments to reclassify our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed, including individual life and corporate-owned life insurance, reinsurance pools and management operations, group pension, health insurance, and individual annuities, which were previously reported in the Corporate and Other segment to the Closed Block segment. Prior period segment results have been restated to reflect these changes in our reporting classifications.

2011
Three months and year ended 12/31/2011 results include the following:

•	A deferred acquisition costs impairment charge of $289.8 million before tax and $188.4 million after tax related to our long-term care closed block business.

•	A reserve charge of $573.6 million before tax and $372.8 million after tax related to our long-term care closed block business.

•	A reserve charge of $183.5 million before tax and $119.3 million after tax related to our individual disability closed block business.

•	An income tax benefit of $41.3 million resulting from the settlement of our appeal to the Internal Revenue Service related to tax years 1996 to 2004.

•	An income tax charge of $18.6 million resulting from the repatriation of dividends from our U.K. subsidiaries.

2010
Year ended 12/31/2010 results include a tax charge of $10.2 million to reflect the impact of a tax law change.

1

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Per Common Share Information

Net Income (Loss)
Assuming Dilution	$(1.45)	$0.71	$0.78	$2.71	$2.57
Basic	$(1.45)	$0.71	$0.78	$2.72	$2.57

Dividends Paid	$0.1050	$0.0925	$0.395	$0.350	$0.315

Book Value per Share:
As Reported			$29.30	$28.25	$25.62

Excluding Net Unrealized Gain (Loss) on Securities and Net Gain on Cash Flow Hedges			$25.84	$25.82	$23.36

Excluding Foreign Currency Translation Adjustment			$26.25	$26.17	$23.60

Excluding Unrecognized Pension and Postretirement Benefit Costs			$27.77	$27.17	$24.59

Price (UNM closing price on last trading day of period)			$21.07	$24.22	$19.52

See "Consolidated Balance Sheets" on page 4 of this statistical supplement for detail on the components of Accumulated Other Comprehensive Income (Loss) excluded from Total Stockholders' Equity in computing the book value per share measures listed above.

At year ended December 31, 2009, Total Stockholders' Equity, Net Unrealized Gain on Securities, Net Gain on Cash Flow Hedges, Foreign Currency Translation Adjustment, and Unrecognized Pension and Postretirement Benefit Costs were $8,500.1 million, $379.6 million, $370.8 million, $(78.7) million, and $(330.7) million, respectively.

1. 1

Unum Group Consolidated Statements of Operations

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Revenue
Premium Income	$1,888.5	$1,868.2	$7,514.2	$7,431.4	$7,475.5
Net Investment Income	634.6	634.3	2,519.6	2,495.5	2,346.6
Net Realized Investment Gain (Loss)	7.4	27.5	(4.9)	24.7	11.7
Other Income	74.3	63.1	249.1	241.6	257.2
Total Revenue	2,604.8	2,593.1	10,278.0	10,193.2	10,091.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,381.5	1,618.1	7,209.5	6,354.1	6,291.6
Commissions	216.5	215.3	879.2	855.4	837.1
Interest and Debt Expense - Non-recourse Debt	2.8	3.1	11.5	12.9	18.6
Interest and Debt Expense - All Other Debt	32.4	36.0	131.8	128.9	106.8
Deferral of Acquisition Costs	(156.2)	(152.2)	(628.3)	(607.7)	(593.6)
Amortization of Deferred Acquisition Costs	133.4	139.4	533.8	547.1	526.2
Impairment of Deferred Acquisition Costs	289.8	—	289.8	—	—
Other Expenses	408.9	397.9	1,593.5	1,571.2	1,612.0
Total Benefits and Expenses	3,309.1	2,257.6	10,020.8	8,861.9	8,798.7

Income (Loss) Before Income Tax	(704.3)	335.5	257.2	1,331.3	1,292.3
Income Tax Expense (Benefit)	(278.9)	109.7	21.8	445.2	439.7

Net Income (Loss)	$(425.4)	$225.8	$235.4	$886.1	$852.6

Average Weighted Shares Outstanding
Basic	292,624,885	316,968,173	302,399,783	325,839,020	331,266,247
Dilutive Securities:
Options and Other Nonvested Stock Awards	—	1,494,767	1,171,250	1,382,036	869,934
Assuming Dilution	292,624,885	318,462,940	303,571,033	327,221,056	332,136,181

Actual Number of Shares Outstanding			292,715,954	316,573,452	331,809,247

2

Unum Group Sales Data by Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	12/31/2009
Unum US
Fully Insured Products	$268.4	$238.1	12.7%	$707.3	$643.4	$683.1
Administrative Services Only (ASO) Products	3.4	4.5	(24.4)	6.4	6.3	7.7
Total Unum US	271.8	242.6	12.0	713.7	649.7	690.8

Unum UK	37.6	32.6	15.3	100.2	119.2	123.2

Colonial Life	126.4	121.3	4.2	365.9	358.8	343.8

Closed Block	12.8	9.8	30.6	36.1	26.8	27.6

Consolidated	$448.6	$406.3	10.4	$1,215.9	$1,154.5	$1,185.4

3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	12/31/2009
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$75.2	$67.3	11.7%	$165.0	$148.2	$182.1
Group Short-term Disability	40.8	37.4	9.1	84.9	80.3	83.9
Group Life	88.4	77.6	13.9	185.3	166.9	184.9
AD&D	8.7	8.3	4.8	17.6	18.1	18.7
Subtotal	213.1	190.6	11.8	452.8	413.5	469.6
Supplemental and Voluntary
Individual Disability - Recently Issued	15.0	11.2	33.9	55.6	42.7	51.6
Voluntary Benefits	40.3	36.3	11.0	198.9	187.2	161.9
Subtotal	55.3	47.5	16.4	254.5	229.9	213.5

Total Fully Insured Products	268.4	238.1	12.7	707.3	643.4	683.1

ASO Products	3.4	4.5	(24.4)	6.4	6.3	7.7

Total Sales	$271.8	$242.6	12.0	$713.7	$649.7	$690.8

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$144.8	$131.8	9.9%	$322.1	$294.0	$320.6
Large Case Market	68.3	58.8	16.2	130.7	119.5	149.0
Subtotal	213.1	190.6	11.8	452.8	413.5	469.6

Supplemental and Voluntary	55.3	47.5	16.4	254.5	229.9	213.5

Total Fully Insured Products	268.4	238.1	12.7	707.3	643.4	683.1

ASO Products	3.4	4.5	(24.4)	6.4	6.3	7.7

Total Sales	$271.8	$242.6	12.0	$713.7	$649.7	$690.8

3. 1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	12/31/2009
Group Long-term Disability	$17.1	$14.1	21.3%	$47.8	$53.1	$56.8
Group Life	18.3	16.3	12.3	43.8	57.3	53.8
Supplemental and Voluntary	2.2	2.2	—	8.6	8.8	12.6
Total Sales	$37.6	$32.6	15.3	$100.2	$119.2	$123.2

(in millions of pounds)
Group Long-term Disability	£10.8	£9.0	20.0%	£29.8	£34.4	£36.5
Group Life	11.7	10.4	12.5	27.5	37.1	33.4
Supplemental and Voluntary	1.4	1.3	7.7	5.4	5.7	8.0
Total Sales	£23.9	£20.7	15.5	£62.7	£77.2	£77.9

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	12/31/2009
Accident, Sickness, and Disability	$81.4	$79.0	3.0%	$242.9	$237.4	$221.1
Life	22.8	20.9	9.1	65.5	65.7	68.3
Cancer and Critical Illness	22.2	21.4	3.7	57.5	55.7	54.4
Total Sales	$126.4	$121.3	4.2	$365.9	$358.8	$343.8

3. 2

Unum Group Consolidated Balance Sheets

	December 31,
	2011	2010
Assets
Investments
Fixed Maturity Securities	$42,486.7	$40,035.6
Mortgage Loans	1,612.3	1,516.8
Policy Loans	3,051.4	2,996.1
Other Long-term Investments	639.2	529.3
Short-term Investments	1,423.5	1,163.1
Total Investments	49,213.1	46,240.9

Cash and Bank Deposits	116.6	53.6
Accounts and Premiums Receivable	1,672.2	1,665.8
Reinsurance Recoverable	4,854.6	4,827.9
Accrued Investment Income	681.8	669.8
Deferred Acquisition Costs	2,300.9	2,521.1
Goodwill	201.2	201.2
Property and Equipment	493.3	476.8
Other Assets	645.3	650.6
Total Assets	$60,179.0	$57,307.7

Liabilities
Policy and Contract Benefits	$1,494.0	$1,565.0
Reserves for Future Policy and Contract Benefits	43,051.9	39,715.0
Unearned Premiums	433.2	436.7
Other Policyholders’ Funds	1,625.9	1,669.7
Income Tax Payable	38.2	135.7
Deferred Income Tax	261.2	417.2
Short-term Debt	312.3	225.1
Long-term Debt - Non-recourse	632.5	716.9
Long-term Debt - All Other	1,937.7	1,914.4
Other Liabilities	1,815.1	1,567.6
Total Liabilities	51,602.0	48,363.3

Stockholders’ Equity
Common Stock	35.9	36.5
Additional Paid-in Capital	2,591.1	2,615.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	605.8	410.4
Net Gain on Cash Flow Hedges	408.7	361.0
Foreign Currency Translation Adjustment	(121.5)	(110.9)
Unrecognized Pension and Postretirement Benefit Costs	(444.1)	(318.6)
Retained Earnings	7,031.2	7,060.8
Treasury Stock	(1,530.1)	(1,110.2)
Total Stockholders’ Equity	8,577.0	8,944.4
Total Liabilities and Stockholders’ Equity	$60,179.0	$57,307.7

4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2008	$1,341.4	$54.7	$755.9	$320.4	$2,472.4
Capitalized	321.6	29.1	229.0	13.9	593.6
Amortized	(293.8)	(30.5)	(178.5)	(23.4)	(526.2)
Adjustment Related to Unrealized Investment Gains/Losses	(17.7)	—	(45.2)	—	(62.9)
Foreign Currency	—	5.6	—	—	5.6
Balances at December 31, 2009	1,351.5	58.9	761.2	310.9	2,482.5
Capitalized	323.2	28.3	246.4	9.8	607.7
Amortized	(307.9)	(27.0)	(187.2)	(25.0)	(547.1)
Adjustment Related to Unrealized Investment Gains/Losses	(4.6)	—	(15.4)	—	(20.0)
Foreign Currency	—	(2.0)	—	—	(2.0)
Balances at December 31, 2010	1,362.2	58.2	805.0	295.7	2,521.1
Capitalized	333.8	30.6	252.9	11.0	628.3
Amortized	(298.7)	(29.2)	(189.0)	(16.9)	(533.8)
Impairment of Deferred Acquisition Costs	—	—	—	(289.8)	(289.8)
Adjustment Related to Unrealized Investment Gains/Losses	(5.0)	—	(19.7)	—	(24.7)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011	$1,392.3	$59.4	$849.2	$—	$2,300.9

4. 1

Unum Group Balance Sheets by Segment - December 31, 2011

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,017.5	$2,424.6	$3,735.4	$16,177.5	$3,293.6	$2,294.8	$25,615.9	$1,831.3	$49,213.1
Deferred Acquisition Costs	120.1	102.7	1,169.5	1,392.3	59.4	849.2	—	—	2,300.9
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	616.1	124.7	503.5	1,244.3	203.9	208.5	5,823.6	983.5	8,463.8
Total Assets	$10,756.2	$2,652.0	$5,595.9	$19,004.1	$3,568.1	$3,352.5	$31,439.5	$2,814.8	$60,179.0

Liabilities
Reserves and Policyholder Benefits	$8,913.9	$1,661.9	$3,270.3	$13,846.1	$2,491.8	$1,768.3	$28,498.8	$—	$46,605.0
Debt	79.0	—	—	79.0	—	—	597.7	2,205.8	2,882.5
All Other	235.3	37.2	435.5	708.0	118.7	313.5	38.8	935.5	2,114.5
Total Liabilities	9,228.2	1,699.1	3,705.8	14,633.1	2,610.5	2,081.8	29,135.3	3,141.3	51,602.0

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,530.2	913.4	1,764.6	4,208.2	770.0	1,158.0	2,005.9	(579.6)	7,562.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(2.2)	39.5	125.5	162.8	187.6	112.7	298.3	253.1	1,014.5
Total Allocated Stockholders' Equity	1,528.0	952.9	1,890.1	4,371.0	957.6	1,270.7	2,304.2	(326.5)	8,577.0

Total Liabilities and Allocated Stockholders' Equity	$10,756.2	$2,652.0	$5,595.9	$19,004.1	$3,568.1	$3,352.5	$31,439.5	$2,814.8	$60,179.0

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4. 2

Unum Group Balance Sheets by Segment - December 31, 2010

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,965.9	$2,326.0	$3,334.0	$15,625.9	$3,042.0	$2,007.8	$23,500.4	$2,064.8	$46,240.9
Deferred Acquisition Costs	119.0	93.8	1,149.4	1,362.2	58.2	805.0	295.7	—	2,521.1
Goodwill	2.5	—	187.5	190.0	11.2	—	—	—	201.2
All Other	718.9	186.2	488.9	1,394.0	274.9	234.5	5,622.6	818.5	8,344.5
Total Assets	$10,806.3	$2,606.0	$5,159.8	$18,572.1	$3,386.3	$3,047.3	$29,418.7	$2,883.3	$57,307.7

Liabilities
Reserves and Policyholder Benefits	$8,793.9	$1,647.9	$2,948.2	$13,390.0	$2,391.2	$1,660.8	$25,944.4	$—	$43,386.4
Debt	82.5	—	—	82.5	—	—	634.3	2,139.6	2,856.4
All Other	302.9	53.5	426.0	782.4	109.4	242.1	303.3	683.3	2,120.5
Total Liabilities	9,179.3	1,701.4	3,374.2	14,254.9	2,500.6	1,902.9	26,882.0	2,822.9	48,363.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,535.8	867.0	1,672.8	4,075.6	757.7	1,071.0	2,384.3	(115.6)	8,173.0
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	91.2	37.6	112.8	241.6	128.0	73.4	152.4	176.0	771.4
Total Allocated Stockholders' Equity	1,627.0	904.6	1,785.6	4,317.2	885.7	1,144.4	2,536.7	60.4	8,944.4

Total Liabilities and Allocated Stockholders' Equity	$10,806.3	$2,606.0	$5,159.8	$18,572.1	$3,386.3	$3,047.3	$29,418.7	$2,883.3	$57,307.7

4. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	% Change
Premium Income
Unum US	$1,083.0	$1,060.3	2.1%	$4,296.0	$4,255.4	1.0%
Unum UK	169.2	170.5	(0.8)	687.6	650.6	5.7
Colonial Life	289.2	273.6	5.7	1,135.3	1,075.7	5.5
Closed Block	347.1	363.8	(4.6)	1,395.3	1,449.7	(3.8)
	1,888.5	1,868.2	1.1	7,514.2	7,431.4	1.1
Net Investment Income
Unum US	238.8	242.3	(1.4)%	951.4	941.5	1.1%
Unum UK	50.6	48.6	4.1	189.9	170.5	11.4
Colonial Life	32.8	31.4	4.5	132.4	122.5	8.1
Closed Block	300.8	291.8	3.1	1,189.7	1,166.4	2.0
Corporate	11.6	20.2	(42.6)	56.2	94.6	(40.6)
	634.6	634.3	—	2,519.6	2,495.5	1.0
Other Income
Unum US	30.7	32.6	(5.8)%	121.6	122.8	(1.0)%
Unum UK	0.2	0.1	100.0	0.3	1.2	(75.0)
Colonial Life	0.1	0.2	(50.0)	0.5	0.7	(28.6)
Closed Block	25.5	28.6	(10.8)	106.1	113.6	(6.6)
Corporate	17.8	1.6	N.M.	20.6	3.3	N.M.
	74.3	63.1	17.7	249.1	241.6	3.1
Total Operating Revenue
Unum US	1,352.5	1,335.2	1.3%	5,369.0	5,319.7	0.9%
Unum UK	220.0	219.2	0.4	877.8	822.3	6.7
Colonial Life	322.1	305.2	5.5	1,268.2	1,198.9	5.8
Closed Block	673.4	684.2	(1.6)	2,691.1	2,729.7	(1.4)
Corporate	29.4	21.8	34.9	76.8	97.9	(21.6)
	$2,597.4	$2,565.6	1.2	$10,282.9	$10,168.5	1.1

5

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2011	12/31/2010	% Change	12/31/2011	12/31/2010	% Change
Benefits and Expenses
Unum US	$1,143.9	$1,141.2	0.2%	$4,549.2	$4,550.6	—%
Unum UK	166.3	171.1	(2.8)	685.8	613.5	11.8
Colonial Life	254.5	244.4	4.1	986.1	916.7	7.6
Closed Block	1,688.3	655.2	157.7	3,612.6	2,612.1	38.3
Corporate	56.1	45.7	22.8	187.1	169.0	10.7
	3,309.1	2,257.6	46.6	10,020.8	8,861.9	13.1
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	208.6	194.0	7.5%	819.8	769.1	6.6%
Unum UK	53.7	48.1	11.6	192.0	208.8	(8.0)
Colonial Life	67.6	60.8	11.2	282.1	282.2	—
Closed Block	(1,014.9)	29.0	N.M.	(921.5)	117.6	N.M.
Corporate	(26.7)	(23.9)	11.7	(110.3)	(71.1)	55.1
	(711.7)	308.0	N.M.	262.1	1,306.6	(79.9)
Income Tax Expense (Benefit)	(281.5)	99.4	N.M.	23.1	436.2	(94.7)

Income (Loss) Before Net Realized Investment Gain (Loss)	(430.2)	208.6	N.M.	239.0	870.4	(72.5)

Net Realized Investment Gain (Loss)	7.4	27.5	(73.1)	(4.9)	24.7	(119.8)

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	2.6	10.3	(74.8)	(1.3)	9.0	(114.4)

Net Income (Loss)	$(425.4)	$225.8	N.M.	$235.4	$886.1	(73.4)

5. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Premium Income
Unum US	$1,083.0	$1,074.4	$1,069.8	$1,068.8	$1,060.3	$1,061.2	$1,067.0	$1,066.9	$1,058.0
Unum UK	169.2	175.5	175.8	167.1	170.5	161.4	152.9	165.8	180.0
Colonial Life	289.2	283.7	282.0	280.4	273.6	269.3	267.7	265.1	257.4
Closed Block	347.1	347.6	347.4	353.2	363.8	358.3	362.2	365.4	370.3
	1,888.5	1,881.2	1,875.0	1,869.5	1,868.2	1,850.2	1,849.8	1,863.2	1,865.7
Net Investment Income
Unum US	238.8	240.0	238.9	233.7	242.3	232.1	237.8	229.3	230.8
Unum UK	50.6	43.3	51.1	44.9	48.6	39.0	43.1	39.8	40.8
Colonial Life	32.8	32.5	35.8	31.3	31.4	31.9	29.3	29.9	28.9
Closed Block	300.8	300.1	294.5	294.3	291.8	290.8	293.0	290.8	277.8
Corporate	11.6	13.3	16.8	14.5	20.2	24.6	26.6	23.2	17.4
	634.6	629.2	637.1	618.7	634.3	618.4	629.8	613.0	595.7
Other Income
Unum US	30.7	30.4	29.5	31.0	32.6	29.6	30.6	30.0	28.2
Unum UK	0.2	—	—	0.1	0.1	0.2	0.4	0.5	0.6
Colonial Life	0.1	0.1	0.2	0.1	0.2	0.2	0.1	0.2	0.1
Closed Block	25.5	26.4	26.7	27.5	28.6	27.8	28.6	28.6	31.3
Corporate	17.8	2.2	(0.4)	1.0	1.6	0.4	0.8	0.5	0.9
	74.3	59.1	56.0	59.7	63.1	58.2	60.5	59.8	61.1
Total Operating Revenue
Unum US	1,352.5	1,344.8	1,338.2	1,333.5	1,335.2	1,322.9	1,335.4	1,326.2	1,317.0
Unum UK	220.0	218.8	226.9	212.1	219.2	200.6	196.4	206.1	221.4
Colonial Life	322.1	316.3	318.0	311.8	305.2	301.4	297.1	295.2	286.4
Closed Block	673.4	674.1	668.6	675.0	684.2	676.9	683.8	684.8	679.4
Corporate	29.4	15.5	16.4	15.5	21.8	25.0	27.4	23.7	18.3
	2,597.4	2,569.5	2,568.1	2,547.9	2,565.6	2,526.8	2,540.1	2,536.0	2,522.5

6

Unum Group Quarterly Historical Financial Results by Segment

	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Benefits and Expenses
Unum US	$1,143.9	$1,134.9	$1,132.2	$1,138.2	$1,141.2	$1,131.5	$1,135.1	$1,142.8	$1,129.9
Unum UK	166.3	183.9	172.2	163.4	171.1	153.4	143.5	145.5	160.1
Colonial Life	254.5	246.0	242.8	242.8	244.4	226.9	223.2	222.2	218.1
Closed Block	1,688.3	643.2	637.9	643.2	655.2	647.5	660.3	649.1	649.7
Corporate	56.1	44.3	41.4	45.3	45.7	42.1	40.4	40.8	42.9
	3,309.1	2,252.3	2,226.5	2,232.9	2,257.6	2,201.4	2,202.5	2,200.4	2,200.7
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	208.6	209.9	206.0	195.3	194.0	191.4	200.3	183.4	187.1
Unum UK	53.7	34.9	54.7	48.7	48.1	47.2	52.9	60.6	61.3
Colonial Life	67.6	70.3	75.2	69.0	60.8	74.5	73.9	73.0	68.3
Closed Block	(1,014.9)	30.9	30.7	31.8	29.0	29.4	23.5	35.7	29.7
Corporate	(26.7)	(28.8)	(25.0)	(29.8)	(23.9)	(17.1)	(13.0)	(17.1)	(24.6)
	(711.7)	317.2	341.6	315.0	308.0	325.4	337.6	335.6	321.8
Income Tax Expense (Benefit)	(281.5)	95.7	109.6	99.3	99.4	105.5	109.0	122.3	103.5

Income (Loss) Before Net Realized Investment Gain (Loss)	(430.2)	221.5	232.0	215.7	208.6	219.9	228.6	213.3	218.3

Net Realized Investment Gain (Loss)	7.4	(23.9)	(3.6)	15.2	27.5	1.1	(29.5)	25.6	(25.9)

Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	2.6	(8.0)	(1.4)	5.5	10.3	0.2	(10.6)	9.1	(7.0)

Net Income (Loss)	$(425.4)	$205.6	$229.8	$225.4	$225.8	$220.8	$209.7	$229.8	$199.4

Net Income (Loss) Per Common Share - Assuming Dilution	$(1.45)	$0.69	$0.75	$0.72	$0.71	$0.68	$0.63	$0.69	$0.60

6. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income	$1,083.0	$1,060.3	$4,296.0	$4,255.4	$4,278.4
Net Investment Income	238.8	242.3	951.4	941.5	934.3
Other Income	30.7	32.6	121.6	122.8	118.8
Total	1,352.5	1,335.2	5,369.0	5,319.7	5,331.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	787.7	778.3	3,113.5	3,124.4	3,192.1
Commissions	113.3	112.8	474.0	460.6	448.3
Interest and Debt Expense	0.2	0.3	1.0	1.2	2.0
Deferral of Acquisition Costs	(80.8)	(77.7)	(333.8)	(323.2)	(321.6)
Amortization of Deferred Acquisition Costs	75.0	77.3	298.7	307.9	293.8
Other Expenses	248.5	250.2	995.8	979.7	999.3
Total	1,143.9	1,141.2	4,549.2	4,550.6	4,613.9

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$208.6	$194.0	$819.8	$769.1	$717.6

Operating Ratios (% of Premium Income):
Benefit Ratio	72.7%	73.4%	72.5%	73.4%	74.6%
Other Expense Ratio	22.9%	23.6%	23.2%	23.0%	23.4%
Before-tax Operating Income Ratio	19.3%	18.3%	19.1%	18.1%	16.8%

7

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Group Long-term Disability	$394.9	$405.8	$1,580.2	$1,639.4	$1,726.9
Group Short-term Disability	116.2	108.4	455.2	430.9	432.8
Total Premium Income	511.1	514.2	2,035.4	2,070.3	2,159.7
Net Investment Income	150.8	157.2	605.0	614.6	629.4
Other Income	22.3	21.9	89.4	86.7	88.9
Total	684.2	693.3	2,729.8	2,771.6	2,878.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	432.7	433.2	1,722.1	1,747.8	1,862.8
Commissions	39.3	40.5	159.5	159.7	162.2
Interest and Debt Expense	0.2	0.3	1.0	1.2	2.0
Deferral of Acquisition Costs	(16.1)	(13.8)	(61.0)	(59.0)	(62.5)
Amortization of Deferred Acquisition Costs	15.0	15.3	59.9	63.5	67.3
Other Expenses	135.9	140.8	547.0	543.7	572.6
Total	607.0	616.3	2,428.5	2,456.9	2,604.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$77.2	$77.0	$301.3	$314.7	$273.6

Operating Ratios (% of Premium Income):
Benefit Ratio	84.7%	84.2%	84.6%	84.4%	86.3%
Other Expense Ratio	26.6%	27.4%	26.9%	26.3%	26.5%
Before-tax Operating Income Ratio	15.1%	15.0%	14.8%	15.2%	12.7%

Premium Persistency:
Group Long-term Disability			90.2%	89.4%	86.9%
Group Short-term Disability			89.9%	88.6%	86.8%

Case Persistency:
Group Long-term Disability			89.0%	88.4%	87.4%
Group Short-term Disability			88.0%	87.3%	86.5%

7. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Group Life	$281.4	$275.8	$1,106.7	$1,090.3	$1,057.7
Accidental Death & Dismemberment	27.6	26.8	109.2	106.1	104.9
Total Premium Income	309.0	302.6	1,215.9	1,196.4	1,162.6
Net Investment Income	33.9	33.8	135.5	129.6	126.5
Other Income	0.5	0.6	2.2	2.4	1.9
Total	343.4	337.0	1,353.6	1,328.4	1,291.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	218.5	212.7	854.6	839.9	815.5
Commissions	24.4	23.4	95.5	89.3	85.4
Deferral of Acquisition Costs	(13.3)	(11.7)	(51.9)	(49.3)	(48.1)
Amortization of Deferred Acquisition Costs	10.8	10.2	43.1	43.3	45.9
Other Expenses	49.1	49.2	199.3	196.5	197.6
Total	289.5	283.8	1,140.6	1,119.7	1,096.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$53.9	$53.2	$213.0	$208.7	$194.7

Operating Ratios (% of Premium Income):
Benefit Ratio	70.7%	70.3%	70.3%	70.2%	70.1%
Other Expense Ratio	15.9%	16.3%	16.4%	16.4%	17.0%
Before-tax Operating Income Ratio	17.4%	17.6%	17.5%	17.4%	16.7%

Premium Persistency:
Group Life			88.0%	91.5%	86.9%
Accidental Death & Dismemberment			88.2%	90.7%	88.1%

Case Persistency:
Group Life			88.6%	88.3%	87.2%
Accidental Death & Dismemberment			88.6%	88.4%	87.2%

7. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.4	$108.4	$464.7	$457.9	$463.7
Voluntary Benefits	146.5	135.1	580.0	530.8	492.4
Total Premium Income	262.9	243.5	1,044.7	988.7	956.1
Net Investment Income	54.1	51.3	210.9	197.3	178.4
Other Income	7.9	10.1	30.0	33.7	28.0
Total	324.9	304.9	1,285.6	1,219.7	1,162.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	136.5	132.4	536.8	536.7	513.8
Commissions	49.6	48.9	219.0	211.6	200.7
Deferral of Acquisition Costs	(51.4)	(52.2)	(220.9)	(214.9)	(211.0)
Amortization of Deferred Acquisition Costs	49.2	51.8	195.7	201.1	180.6
Other Expenses	63.5	60.2	249.5	239.5	229.1
Total	247.4	241.1	980.1	974.0	913.2

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$77.5	$63.8	$305.5	$245.7	$249.3

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	52.4%	55.1%	52.2%	53.3%	51.4%
Voluntary Benefits	51.5%	53.8%	50.7%	55.1%	56.0%
Other Expense Ratio	24.2%	24.7%	23.9%	24.2%	24.0%
Before-tax Operating Income Ratio	29.5%	26.2%	29.2%	24.9%	26.1%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	30.8%	32.8%	30.8%	32.5%	32.5%

Premium Persistency:
Individual Disability - Recently Issued			89.3%	90.7%	89.6%
Voluntary Benefits			80.5%	80.1%	79.9%

7. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Group Long-term Disability	$101.3	$110.5	$419.6	$421.2	$482.4
Group Life	52.0	44.8	203.6	171.6	147.8
Supplemental and Voluntary	15.9	15.2	64.4	57.8	55.9
Total Premium Income	169.2	170.5	687.6	650.6	686.1
Net Investment Income	50.6	48.6	189.9	170.5	124.5
Other Income	0.2	0.1	0.3	1.2	2.4
Total	220.0	219.2	877.8	822.3	813.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	117.0	122.3	493.8	435.8	373.6
Commissions	12.4	12.2	45.7	44.1	46.7
Deferral of Acquisition Costs	(9.4)	(7.8)	(30.6)	(28.3)	(29.1)
Amortization of Deferred Acquisition Costs	7.2	6.7	29.2	27.0	30.5
Other Expenses	39.1	37.7	147.7	134.9	141.7
Total	166.3	171.1	685.8	613.5	563.4

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$53.7	$48.1	$192.0	$208.8	$249.6

Operating Ratios (% of Premium Income):
Benefit Ratio	69.1%	71.7%	71.8%	67.0%	54.5%
Other Expense Ratio	23.1%	22.1%	21.5%	20.7%	20.7%
Before-tax Operating Income Ratio	31.7%	28.2%	27.9%	32.1%	36.4%

Premium Persistency:
Group Long-term Disability			86.6%	91.3%	88.5%
Group Life			89.3%	92.7%	80.1%
Supplemental and Voluntary			87.3%	88.9%	88.2%

8

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Group Long-term Disability	£64.5	£69.9	£261.6	£272.3	£309.0
Group Life	33.1	28.3	127.0	110.9	94.1
Supplemental and Voluntary	10.0	9.7	40.1	37.4	35.6
Total Premium Income	107.6	107.9	428.7	420.6	438.7
Net Investment Income	32.2	30.7	118.4	110.2	79.6
Other Income	—	0.2	0.1	0.9	1.6
Total	139.8	138.8	547.2	531.7	519.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	74.4	77.3	307.7	281.4	238.3
Commissions	7.9	7.7	28.5	28.5	29.8
Deferral of Acquisition Costs	(5.9)	(4.9)	(19.1)	(18.3)	(18.5)
Amortization of Deferred Acquisition Costs	4.5	4.2	18.2	17.4	19.5
Other Expenses	24.7	24.0	92.1	87.4	90.2
Total	105.6	108.3	427.4	396.4	359.3

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	£34.2	£30.5	£119.8	£135.3	£160.6

Weighted Average Pound/Dollar Exchange Rate	1.570	1.577	1.603	1.543	1.554

8. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$175.6	$167.9	$695.3	$661.0	$625.8
Life	50.7	45.5	190.7	176.5	165.6
Cancer and Critical Illness	62.9	60.2	249.3	238.2	223.7
Total Premium Income	289.2	273.6	1,135.3	1,075.7	1,015.1
Net Investment Income	32.8	31.4	132.4	122.5	114.3
Other Income	0.1	0.2	0.5	0.7	0.5
Total	322.1	305.2	1,268.2	1,198.9	1,129.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	151.9	146.2	589.4	534.7	480.6
Commissions	62.4	60.9	245.9	232.6	215.3
Deferral of Acquisition Costs	(63.0)	(64.3)	(252.9)	(246.4)	(229.0)
Amortization of Deferred Acquisition Costs	49.7	49.3	189.0	187.2	178.5
Other Expenses	53.5	52.3	214.7	208.6	203.6
Total	254.5	244.4	986.1	916.7	849.0

Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$67.6	$60.8	$282.1	$282.2	$280.9

Operating Ratios (% of Premium Income):
Benefit Ratio	52.5%	53.4%	51.9%	49.7%	47.3%
Other Expense Ratio	18.5%	19.1%	18.9%	19.4%	20.1%
Before-tax Operating Income Ratio	23.4%	22.2%	24.8%	26.2%	27.7%

Persistency:
Accident, Sickness, and Disability			73.8%	75.9%	74.4%
Life			85.0%	86.0%	84.7%
Cancer and Critical Illness			84.0%	84.9%	83.8%

9

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Premium Income
Individual Disability	$192.0	$212.0	$787.0	$847.0	$898.5
Long-term Care	154.6	151.1	608.1	599.2	594.7
All Other	0.5	0.7	0.2	3.5	2.7
Total Premium Income	347.1	363.8	1,395.3	1,449.7	1,495.9
Net Investment Income	300.8	291.8	1,189.7	1,166.4	1,106.8
Other Income	25.5	28.6	106.1	113.6	131.1
Total	673.4	684.2	2,691.1	2,729.7	2,733.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,324.9	571.3	3,012.8	2,259.2	2,245.3
Commissions	28.4	29.4	113.6	118.1	126.8
Interest and Debt Expense	2.6	2.8	10.5	11.7	16.6
Deferral of Acquisition Costs	(3.0)	(2.4)	(11.0)	(9.8)	(13.9)
Amortization of Deferred Acquisition Costs	1.5	6.1	16.9	25.0	23.4
Impairment of Long-term Care Deferred Acquisition Costs	289.8	—	289.8	—	—
Other Expenses	44.1	48.0	180.0	207.9	211.2
Total	1,688.3	655.2	3,612.6	2,612.1	2,609.4

Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$(1,014.9)	$29.0	$(921.5)	$117.6	$124.4

Interest Adjusted Loss Ratios, as reported:
Individual Disability	180.4%	84.7%	108.0%	85.0%	81.6%
Long-term Care	457.5%	83.1%	179.3%	80.8%	76.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio	12.7%	13.2%	12.9%	14.3%	14.1%
Before-tax Operating Income (Loss) Ratio, as reported	(292.4)%	8.0%	(66.0)%	8.1%	8.3%

Premium Persistency:
Individual Disability			92.9%	93.0%	93.2%
Long-term Care			96.0%	95.8%	95.1%

10

Unum Group Financial Results for Closed Block Segment - Continued

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$(1,014.9)	$29.0	$(921.5)	$117.6	$124.4
Individual Disability Reserve Charge	183.5	—	183.5	—	—
Long-term Care Reserve Charge	573.6	—	573.6	—	—
Impairment of Long-term Care Deferred Acquisition Costs	289.8	—	289.8	—	—

Operating Income Before Income Tax and Net Realized Investment Gains and Losses, as adjusted	$32.0	$29.0	$125.4	$117.6	$124.4

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	84.8%	84.7%	84.7%	85.0%	81.6%
Long-term Care	86.4%	83.1%	84.9%	80.8%	76.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio	12.7%	13.2%	12.9%	14.3%	14.1%
Before-tax Operating Income Ratio, as adjusted	9.2%	8.0%	9.0%	8.1%	8.3%

10.1

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2009
Operating Revenue
Net Investment Income	$11.6	$20.2	$56.2	$94.6	$66.7
Other Income	17.8	1.6	20.6	3.3	4.4
Total	29.4	21.8	76.8	97.9	71.1

Expenses
Interest and Debt Expense	32.4	36.0	131.8	128.9	106.8
Other Expenses	23.7	9.7	55.3	40.1	56.2
Total	56.1	45.7	187.1	169.0	163.0

Operating Loss Before Income Tax and Net Realized Investment Gains and Losses	$(26.7)	$(23.9)	$(110.3)	$(71.1)	$(91.9)

11

Unum Group Reserves

	December 31, 2011
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,230.0	$595.7	31.8%	$7,825.7	$63.8	$7,761.9
Group Life and Accidental Death & Dismemberment	74.3	0.5	780.5	146.2	3.8	1,001.0	1.0	1,000.0
Individual Disability - Recently Issued	546.7	3.7	1,063.9	104.5	4.8	1,715.1	91.0	1,624.1
Voluntary Benefits	1,138.6	7.7	42.1	45.8	0.3	1,226.5	26.5	1,200.0
Unum US Segment	1,759.6	11.9	9,116.5	892.2	40.7	11,768.3	182.3	11,586.0

Unum UK Segment	26.2	0.2	2,118.7	121.4	9.1	2,266.3	108.1	2,158.2

Colonial Life Segment	1,399.5	9.5	243.2	90.1	1.4	1,732.8	12.2	1,720.6

Individual Disability	1,112.3	7.6	10,494.0	299.1	43.9	11,905.4	1,477.2	10,428.2
Long-term Care	4,728.3	32.1	667.8	50.3	2.9	5,446.4	48.2	5,398.2
Other	5,687.9	38.7	306.5	186.7	2.0	6,181.1	4,824.6	1,356.5
Closed Block Segment	11,528.5	78.4	11,468.3	536.1	48.8	23,532.9	6,350.0	17,182.9

Subtotal, Excluding Unrealized Adjustment	$14,713.8	100.0%	$22,946.7	$1,639.8	100.0%	39,300.3	6,652.6	32,647.7

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						5,245.6	293.2	4,952.4

Consolidated						$44,545.9	$6,945.8	$37,600.1

The increase in the Closed Block segment policy and claim reserves from December 31, 2010 is due primarily to the 2011 long-term care and individual disability reserve charges (see Conclusion of Long-term Care Strategic Review and Claim Reserve Increase for Individual Disability Closed Block Business in the "Notes to the Statistical Supplement" on pages 15 and 15.1). Excluding the reserve charge, total reserves for long-term care closed block increased due to normal growth in active life reserves. Excluding the reserve charge, claim reserves for individual disability closed block decreased due to higher claim recoveries partially offset by higher claim incidence rates.

12

Unum Group Reserves

	December 31, 2010
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,480.2	$590.2	33.2%	$8,070.4	$69.4	$8,001.0
Group Life and Accidental Death & Dismemberment	72.9	0.5	783.7	152.8	3.8	1,009.4	1.5	1,007.9
Individual Disability - Recently Issued	534.5	3.9	1,005.1	99.9	4.5	1,639.5	88.3	1,551.2
Voluntary Benefits	1,060.3	7.7	24.1	59.0	0.4	1,143.4	24.8	1,118.6
Unum US Segment	1,667.7	12.1	9,293.1	901.9	41.9	11,862.7	184.0	11,678.7

Unum UK Segment	26.6	0.2	2,057.6	142.7	9.0	2,226.9	105.6	2,121.3

Colonial Life Segment	1,318.0	9.5	228.9	78.6	1.3	1,625.5	17.8	1,607.7

Individual Disability	1,249.1	9.0	10,335.3	309.6	43.7	11,894.0	1,457.4	10,436.6
Long-term Care	3,867.1	27.9	391.6	38.5	1.8	4,297.2	47.8	4,249.4
Other	5,703.8	41.3	364.7	196.9	2.3	6,265.4	4,860.1	1,405.3
Closed Block Segment	10,820.0	78.2	11,091.6	545.0	47.8	22,456.6	6,365.3	16,091.3

Subtotal, Excluding Unrealized Adjustment	$13,832.3	100.0%	$22,671.2	$1,668.2	100.0%	38,171.7	6,672.7	31,499.0

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						3,108.3	159.0	2,949.3

Consolidated						$41,280.0	$6,831.7	$34,448.3

12. 1

Unum Group Investment Fact Sheet at December 31, 2011

	12/31/2011			12/31/2011	9/30/2011
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$27,819.0	65.5%	Duration Weighted Book Yield	6.67%	6.68%
Asset-Backed Securities (1)	126.1	0.3	Average Duration (in years)	7.85	7.95
Residential Mortgage-Backed Securities (2)	2,754.6	6.5		.
Commercial Mortgage-Backed Securities	92.5	0.2
Private Placements	4,597.8	10.8
High Yield	2,766.6	6.5
Government Securities	2,681.1	6.3
Municipal Securities	1,591.6	3.8
Redeemable Preferred Stocks (3)	57.4	0.1
Total	$42,486.7	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	12.6%	12.7%	Total Non-Current Investments	$58.6	$51.2
Aa	8.5	8.8	Total Schedule BA Assets	$436.3	$413.6
A	30.1	31.1
Baa	41.2	40.8
Below Baa	7.6	6.6
Total	100.0%	100.0%

(1) Includes $0.6 million of high yield asset-backed securities.
(2) Includes $37.4 million of high yield mortgage-backed securities.
(3) Includes $6.3 million of high yield preferred stock.

13

Unum Group Investment Fact Sheet at December 31, 2011

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,283.2	$216.4	$227.5	$21.6	$2,055.7	$238.0
Capital Goods	3,760.2	443.3	504.2	33.0	3,256.0	476.3
Communications	2,821.5	395.2	209.1	26.4	2,612.4	421.6
Consumer Cyclical	1,185.1	130.2	151.6	10.8	1,033.5	141.0
Consumer Non-Cyclical	5,374.9	860.3	187.9	8.4	5,187.0	868.7
Energy (Oil & Gas)	3,676.5	638.7	39.7	1.2	3,636.8	639.9
Financial Institutions	3,316.9	111.1	1,002.3	73.1	2,314.6	184.2
Mortgage/Asset-Backed	2,973.2	338.6	113.8	5.5	2,859.4	344.1
Sovereigns	1,376.7	237.3	—	—	1,376.7	237.3
Technology	824.3	123.1	40.0	0.5	784.3	123.6
Transportation	1,307.5	220.2	26.5	1.3	1,281.0	221.5
U.S. Government Agencies and Municipalities	2,896.0	512.4	133.2	9.9	2,762.8	522.3
Utilities	10,633.3	1,617.6	334.2	28.6	10,299.1	1,646.2
Redeemable Preferred Stocks	57.4	1.6	20.9	1.9	36.5	3.5
Total	$42,486.7	$5,846.0	$2,990.9	$222.2	$39,495.8	$6,068.2

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)
Associations	$14.1	$2.1	$—	$—	$14.1	$2.1
Banking	1,895.7	5.1	775.5	62.7	1,120.2	67.8
Brokerage	155.5	(3.9)	96.6	6.2	58.9	2.3
Finance Non-Captive	10.4	0.4	—	—	10.4	0.4
Finance Captive	224.4	12.5	20.8	0.3	203.6	12.8
Insurance	677.4	69.9	92.4	3.4	585.0	73.3
Other Financial Institutions	59.4	0.8	17.0	0.5	42.4	1.3
Real Estate Management Services	280.0	24.2	—	—	280.0	24.2
Total	$3,316.9	$111.1	$1,002.3	$73.1	$2,314.6	$184.2

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$626.6	$12.8		$153.5	$3.3
91 through 180 days	686.4	34.3		253.3	11.9
181 through 270 days	155.1	8.0		151.8	8.5
271 days to 1 year	—	—		15.0	0.7
Greater than 1 year	593.0	85.2		356.2	57.5
Total	$2,061.1	$140.3		$929.8	$81.9

13. 1

Unum Group Investment Fact Sheet at December 31, 2011

Asset and Mortgage-Backed Securities Portfolio
	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating
Asset-Backed Securities
Credit Cards	$124.5	$125.5	4.2%	0.3%	AAA
Rate Reduction Bonds	—	—	—	—	—
Home Equity	0.9	0.6	—	—	B
Collateralized Debt Obligations	—	—	—	—	—
Total	125.4	126.1	4.2	0.3	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,231.9	2,563.7	86.3	6.0	AAA
Agency Pass-throughs	122.6	132.3	4.4	0.3	AAA
Non-agency CMOs - Prime	58.8	58.6	2.0	0.2	BAA2
Alt-A	—	—	—	—	—
Subprime	—	—	—	—	—
Collateralized Debt Obligations	—	—	—	—	—
Total	2,413.3	2,754.6	92.7	6.5	AAA

Commercial Mortgage-Backed Securities
Agency CMBS	95.9	92.5	3.1	0.2	A3

Total	$2,634.6	$2,973.2	100.0%	7.0%	AAA

13. 2

Unum Group Statutory Capital and Surplus

	As of December 31, 2011			As of December 31, 2010
	Capital and Surplus	AVR	Capital and Surplus + AVR	Capital and Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$653.0	$81.0	$734.0	$732.0

Unum Life of America	1,548.8	199.5	1,748.3	1,741.1

Paul Revere Life (1)	408.0	40.2	448.2	451.6

Colonial Life & Accident	532.3	26.8	559.1	514.2

Provident Life and Casualty	142.0	8.2	150.2	149.5

First Unum Life	269.3	11.1	280.4	248.2

Paul Revere Variable (1)	36.9	0.6	37.5	35.6

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$67.3	$0.1	$67.4	$81.5

Northwind Reinsurance Company	1,159.2	3.7	1,162.9	1,198.6

UnumProvident International Ltd.	555.0	—	555.0	530.4

14

Unum Group Statutory Operating Results

	Twelve Months Ended December 31
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2011	2010	2011	2010	2011	2010
Provident Life and Accident	$172.4	$141.5	$(2.0)	$(11.2)	$170.4	$130.3
Unum Life of America	227.7	256.8	(28.7)	(10.5)	199.0	246.3
Paul Revere Life	80.6	67.7	9.2	(2.8)	89.8	64.9
Colonial Life & Accident	136.6	138.1	(0.6)	4.2	136.0	142.3
Provident Life and Casualty	14.5	13.3	—	—	14.5	13.3
First Unum Life	29.7	25.6	1.0	1.6	30.7	27.2
Paul Revere Variable	2.5	2.7	—	1.8	2.5	4.5
Total, as reported	664.0	645.7	(21.1)	(16.9)	642.9	628.8
Intercompany Dividends	(19.7)	(4.2)	—	—	(19.7)	(4.2)
Total, as adjusted	$644.3	$641.5	$(21.1)	$(16.9)	$623.2	$624.6

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$5.4	$6.7	$—	$—	$5.4	$6.7
Northwind Reinsurance Company	75.0	72.5	(0.4)	(0.1)	74.6	72.4
UnumProvident International Ltd.	(24.5)	(4.7)	9.5	11.9	(15.0)	7.2
Total	$55.9	$74.5	$9.1	$11.8	$65.0	$86.3

	Three Months Ended December 31
	Net Gain (Loss) from Operations After Tax		Net Realized Investment Gains (Losses) After Tax and Transfer to IMR		Net Income (Loss)
Traditional U.S. Life Insurance Companies	2011	2010	2011	2010	2011	2010
Provident Life and Accident	$46.9	$40.2	$1.4	$(2.4)	$48.3	$37.8
Unum Life of America	74.4	58.6	(7.3)	3.1	67.1	61.7
Paul Revere Life	28.6	16.5	1.8	0.2	30.4	16.7
Colonial Life & Accident	35.4	31.0	1.3	0.1	36.7	31.1
Provident Life and Casualty	0.8	1.6	0.6	—	1.4	1.6
First Unum Life	(3.9)	9.6	1.6	(0.8)	(2.3)	8.8
Paul Revere Variable	0.6	0.7	—	0.1	0.6	0.8
Total, as reported	182.8	158.2	(0.6)	0.3	182.2	158.5
Intercompany Dividends	(4.9)	(4.2)	—	—	(4.9)	(4.2)
Total, as adjusted	$177.9	$154.0	$(0.6)	$0.3	$177.3	$154.3

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$1.6	$3.2	$—	$—	$1.6	$3.2
Northwind Reinsurance Company	15.5	25.3	—	—	15.5	25.3
UnumProvident International Ltd.	(3.3)	4.7	—	3.5	(3.3)	8.2
Total	$13.8	$33.2	$—	$3.5	$13.8	$36.7

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14. 1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2011	2010	2009
Reserve Balance from Prior Year End	$6,829.4	$6,880.9	$6,982.6
Other Adjustments to Beginning Balance (see Schedule H)	—	(4.5)	(5.2)
Reserve Balance January 1 (a)	6,829.4	6,876.4	6,977.4
Paid on Prior Year Claims	(390.5)	(374.3)	(386.4)
Interest Earned on Reserves	110.7	113.0	113.0
Incurred on Prior Year Claims	(122.3)	(113.1)	(103.0)
Reserve Balance March 31	$6,427.3	$6,502.0	$6,601.0

Reserve Balance March 31	$6,427.3	$6,502.0	$6,601.0
Paid on Prior Year Claims	(339.9)	(324.2)	(335.6)
Interest Earned on Reserves	104.0	108.2	108.3
Incurred on Prior Year Claims	(107.5)	(117.5)	(104.3)
Reserve Balance June 30	$6,083.9	$6,168.5	$6,269.4

Reserve Balance June 30	$6,083.9	$6,168.5	$6,269.4
Reserves Ceded September 1 for Prior Year Incurrals	(3.9)	—	—
Paid on Prior Year Claims	(316.4)	(304.0)	(307.6)
Interest Earned on Reserves	98.9	103.1	103.9
Incurred on Prior Year Claims	(49.4)	(75.1)	(69.2)
Reserve Balance September 30	$5,813.1	$5,892.5	$5,996.5

Reserve Balance September 30	$5,813.1	$5,892.5	$5,996.5
Paid on Prior Year Claims	(290.2)	(282.9)	(271.6)
Interest Earned on Reserves	92.4	99.0	101.9
Incurred on Prior Year Claims	(113.4)	(76.9)	(83.7)
Reserve Balance December 31 on Prior Year Claims	5,501.9	5,631.7	5,743.1
Reserve Balance December 31 on Current Year Claims	1,253.7	1,197.7	1,137.8
Reserve Balance December 31 on Total Claims Incurred (b)	$6,755.6	$6,829.4	$6,880.9

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14. 2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2011	2010	2009
Paid on Prior Year Existing Claims - Full Year	$1,337.0	$1,285.4	$1,301.2
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(392.6)	$(382.6)	$(360.2)
Interest Earned on Reserves - Full Year	406.2	423.3	427.1
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$13.6	$40.7	$66.9
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Closed Block segment.

14. 3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company's performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company's underlying business. We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2011 Significant Transactions and Events

Conclusion of Long-term Care Strategic Review

Following a comprehensive and strategic review of our long-term care business, in February 2012 we announced that we would discontinue selling group long-term care.  We discontinued selling individual long-term care during 2009. Because both group and individual long-term care are now considered closed blocks of business, effective December 31, 2011, we reclassified our long-term care products from the Unum US segment to the Closed Block segment.  We also reclassified our other insurance products not actively marketed, including individual life and corporate-owned life insurance, reinsurance pools and management operations, group pension, health insurance, and individual annuities, which were previously reported in the Corporate and Other segment to the Closed Block segment. The inclusion of all closed blocks of business into one operating segment aligns with our reporting and monitoring of our closed blocks of business within a discrete segment and is consistent with our separation of these blocks of business from the lines of business which actively market new products.  Prior period segment results have been restated to reflect these changes in our reporting classifications.

As part of the strategic review, and as is typical in the fourth quarter of each year, we analyzed our reserve assumptions for long-term care in conjunction with our annual loss recognition testing. We generally perform loss recognition tests on our deferred acquisition costs and policy reserves in the fourth quarter of each year, but more frequently if appropriate, using best estimate assumptions as of the date of the test. Included in the analysis was a review of our reserve discount rate assumptions and mortality and morbidity assumptions. Our analysis of reserve discount rate assumptions considered the significant decline in long-term interest rates which occurred late in the third quarter of 2011 due to the European Union debt crisis and the Federal Reserve's actions, including the announcement of "Operation Twist." We also considered an updated industry study for long-term care experience which was made available mid-year 2011 from the Society of Actuaries. Our analysis of this study, which was completed during the fourth quarter of 2011, showed that lower termination rates than we had previously assumed were beginning to emerge in industry and in our own company experience. Based on our analysis, as of December 31, 2011 we lowered the discount rate to reflect the low interest rate environment and our expectation of future investment portfolio yield rates. We also changed our mortality assumptions to reflect emerging experience due to an improvement in life expectancies which increases the ultimate number of people who will utilize long-term care benefits and also lengthens the amount of time a claimant receives long-term care benefits.  We changed our morbidity assumptions to reflect emerging industry experience as well as our own company experience. While our morbidity experience is still emerging and is not fully credible, we modified our assumptions to align more closely with the recently published industry study. Using our revised best estimate assumptions, as of December 31, 2011 we determined that our deferred acquisition costs of $289.8 million were not recoverable and that our policy and claim reserves should be increased by $573.6 million to reflect our current estimate of future benefit obligations. These charges decreased our 2011 net income by $561.2 million. The increase in reserves represented a 10.5 percent increase in long-term care policy and claim reserves as of December 31, 2011, which equal $5.4 billion subsequent to the charge.

Claim Reserve Increase for Individual Disability Closed Block Business

Claim reserves supporting our individual disability closed block of business are calculated using assumptions based on actual experience believed to be currently appropriate. Claim reserves are subject to revision as current claim experience emerges and alters our view of future expectations. Claim resolution rates, which measure

(continued on next page)	15

the resolution of claims from recovery, deaths, settlements, and benefit expirations, are very sensitive to operational and environmental changes and can be volatile. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the life of the block of business. We are now able, with a higher degree of confidence, to assess our own experience for older ages in our long duration lifetime claim block as our data has become credible. There is very little industry experience for lifetime disability benefits, as our insurance companies were the primary disability companies in the insurance industry at the time lifetime disability benefits were offered. These benefits were offered during the 1980s and 1990s, recent enough such that claimants are just reaching the older ages and providing us with data to build our claim experience base. Emerging experience indicates a longer life expectancy for our older age, longer duration disabled claimants, which lengthens the time a claimant receives disability benefits. As a result of this experience, as of December 31, 2011 we adjusted our mortality assumption within our claim resolution rate assumption and, as a result, increased our claim reserves for our individual disability closed block of business by $183.5 million and decreased net income by $119.3 million. The increase in reserves represented a 1.5 percent increase in individual disability policy and claim reserves as of December 31, 2011, which equal $11.9 billion subsequent to the charge.

Share Repurchase Program

In February 2011, our board of directors authorized the repurchase of up to $1.0 billion of Unum Group's common stock, in addition to the amount remaining to be repurchased under the May 2010 $500.0 million authorization (See 2010 Significant Transactions and Events on page 15.2 for further discussion of the 2010 authorization). The $1.0 billion share repurchase program has an expiration date of August 2012.

In February 2011, we repurchased 7.1 million shares, at a cost of $200.0 million, using an accelerated repurchase agreement with a financial counterparty. As part of this transaction, we simultaneously entered into a forward contract indexed to the price of Unum Group common stock, which subjected the transaction to a future price adjustment. Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of Unum Group common stock during the term of the agreement, less a discount. Any price adjustment payable to us was to be settled in shares of Unum Group common stock. Any price adjustment we would have been required to pay would have been settled in either cash or common stock at our option. The final price adjustment settlement occurred in March 2011, resulting in the delivery to us of 0.6 million additional shares. In total, we repurchased 7.7 million shares pursuant to the accelerated repurchase agreement, which completed the May 2010 $500.0 million repurchase authorization and initiated the $1.0 billion repurchase program.

In addition to these repurchases, during 2011, we repurchased an additional 17.7 million shares on the open market at a cost of $419.9 million, including commissions of $0.3 million. The dollar value of shares remaining under the $1.0 billion repurchase program at December 31, 2011 was $524.7 million.

Pursuant to these repurchase programs, we retired 7.7 million shares during 2011. All other repurchased shares have been classified as treasury stock and accounted for using the cost method.

Income Tax

Our income tax for 2011 includes $41.3 million of tax benefits recognized due to a final settlement with the IRS with respect to our appeal of audit adjustments for the tax years 1996 to 2004. Our income tax for 2011 was unfavorably impacted by an $18.6 million tax charge related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.
The income tax rate in the U.K. is expected to be reduced annually, at least one percent per year, beginning in April 2011, with the ultimate goal of reducing the rate from 28 percent to 23 percent. In accordance with GAAP, we are required to adjust deferred tax assets and liabilities through income on the date of enactment of a rate change, the first of which occurred during the third quarter of 2010. An additional rate change was enacted during the third quarter of 2011. We recorded a reduction of $6.8 million and $2.7 million to our income tax expense during 2011 and 2010, respectively, to reflect the impact of the rate changes on our net deferred tax liability related to our U.K. operations.

(continued on next page)	15. 1

Financing

During 2011, the remaining $225.1 million of our 7.625% senior notes due March 2011 matured. We also made principal payments of $74.4 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC (Northwind) and Tailwind Holdings, LLC (Tailwind), respectively, during 2011. At December 31, 2011, short-term debt consisted of $312.3 million of securities lending agreements.

Accounting Developments

Accounting Standards Codification (ASC) 944 “Financial Services - Insurance”

In October 2010, the FASB issued an update to address the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs.  The amendments in the update modify the existing guidance and require that only incremental direct costs associated with the successful acquisition of a new or renewal insurance contract can be capitalized. All other costs are to be expensed as incurred. The amendments in the update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011 and permit retrospective application.
We had previously announced that our retrospective adoption of this update would result in a non-cash cumulative effect adjustment to the opening balance of stockholders' equity of between $400 million and $600 million in the year of adoption. As a result of the impairment of the long-term care deferred acquisition costs at December 31, 2011, as well as continued refinements in our estimate, we now expect that adoption of this standard during the first quarter of 2012 will result in a cumulative effect decrease in stockholders' equity as of January 1, 2012 of approximately $400 million.
2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group's common stock. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million under this share repurchase program.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.  In addition, these notes are effectively subordinated to any indebtedness of our subsidiaries.

During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

(continued on next page)	15. 2

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering. These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind and Tailwind, respectively. We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

ASC 105 “Generally Accepted Accounting Principles”

In June 2009, the FASB established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009. This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amended the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments. The measure of impairment remains fair value. Under the standard, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. We adopted this standard effective April 1, 2009. The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

15. 3

Supplemental Exhibit
Restated Segment Financial Results For Changes in Reporting Classifications

Unum US Segment
Unum US Supplemental and Voluntary
Closed Block Segment
Corporate Segment

16

Unum Group Financial Results for Unum US Segment - Restated For Changes in Reporting Classifications

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income	$4,278.4	$1,066.9	$1,067.0	$1,061.2	$1,060.3	$4,255.4	$1,068.8	$1,069.8	$1,074.4	$1,083.0	$4,296.0
Net Investment Income	934.3	229.3	237.8	232.1	242.3	941.5	233.7	238.9	240.0	238.8	951.4
Other Income	118.8	30.0	30.6	29.6	32.6	122.8	31.0	29.5	30.4	30.7	121.6
Total	5,331.5	1,326.2	1,335.4	1,322.9	1,335.2	5,319.7	1,333.5	1,338.2	1,344.8	1,352.5	5,369.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	3,192.1	778.4	786.8	780.9	778.3	3,124.4	770.4	773.1	782.3	787.7	3,113.5
Commissions	448.3	120.3	114.2	113.3	112.8	460.6	123.0	118.2	119.5	113.3	474.0
Interest and Debt Expense	2.0	0.3	0.3	0.3	0.3	1.2	0.3	0.2	0.3	0.2	1.0
Deferral of Acquisition Costs	(321.6)	(85.3)	(80.9)	(79.3)	(77.7)	(323.2)	(85.4)	(84.9)	(82.7)	(80.8)	(333.8)
Amortization of Deferred Acquisition Costs	293.8	80.2	76.4	74.0	77.3	307.9	77.8	77.3	68.6	75.0	298.7
Other Expenses	999.3	248.9	238.3	242.3	250.2	979.7	252.1	248.3	246.9	248.5	995.8
Total	4,613.9	1,142.8	1,135.1	1,131.5	1,141.2	4,550.6	1,138.2	1,132.2	1,134.9	1,143.9	4,549.2
Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$717.6	$183.4	$200.3	$191.4	$194.0	$769.1	$195.3	$206.0	$209.9	$208.6	$819.8

Operating Ratios (% of Premium Income):
Benefit Ratio	74.6%	73.0%	73.7%	73.6%	73.4%	73.4%	72.1%	72.3%	72.8%	72.7%	72.5%
Other Expense Ratio	23.4%	23.3%	22.3%	22.8%	23.6%	23.0%	23.6%	23.2%	23.0%	22.9%	23.2%
Before-tax Operating Income Ratio	16.8%	17.2%	18.8%	18.0%	18.3%	18.1%	18.3%	19.3%	19.5%	19.3%	19.1%

16.1

Unum Group Financial Results for Unum US Supplemental and Voluntary - Restated For Changes in Reporting Classifications

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$463.7	$118.4	$114.4	$116.7	$108.4	$457.9	$115.1	$116.6	$116.6	$116.4	$464.7
Voluntary Benefits	492.4	130.6	134.2	130.9	135.1	530.8	145.2	144.7	143.6	146.5	580.0
Total Premium Income	956.1	249.0	248.6	247.6	243.5	988.7	260.3	261.3	260.2	262.9	1,044.7
Net Investment Income	178.4	46.2	50.4	49.4	51.3	197.3	51.8	51.7	53.3	54.1	210.9
Other Income	28.0	7.7	8.4	7.5	10.1	33.7	8.3	7.0	6.8	7.9	30.0
Total	1,162.5	302.9	307.4	304.5	304.9	1,219.7	320.4	320.0	320.3	324.9	1,285.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	513.8	132.6	136.8	134.9	132.4	536.7	133.9	133.4	133.0	136.5	536.8
Commissions	200.7	56.9	53.2	52.6	48.9	211.6	58.7	55.3	55.4	49.6	219.0
Deferral of Acquisition Costs	(211.0)	(56.5)	(53.5)	(52.7)	(52.2)	(214.9)	(57.1)	(56.9)	(55.5)	(51.4)	(220.9)
Amortization of Deferred Acquisition Costs	180.6	51.8	49.1	48.4	51.8	201.1	51.9	51.8	42.8	49.2	195.7
Other Expenses	229.1	61.7	57.1	60.5	60.2	239.5	64.0	62.1	59.9	63.5	249.5
Total	913.2	246.5	242.7	243.7	241.1	974.0	251.4	245.7	235.6	247.4	980.1
Operating Income Before Income Tax and Net Realized Investment Gains and Losses	$249.3	$56.4	$64.7	$60.8	$63.8	$245.7	$69.0	$74.3	$84.7	$77.5	$305.5

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	51.4%	50.5%	53.5%	54.3%	55.1%	53.3%	52.2%	52.0%	52.1%	52.4%	52.2%
Voluntary Benefits	56.0%	55.7%	56.3%	54.6%	53.8%	55.1%	50.8%	50.3%	50.3%	51.5%	50.7%
Other Expense Ratio	24.0%	24.8%	23.0%	24.4%	24.7%	24.2%	24.6%	23.8%	23.0%	24.2%	23.9%
Before-tax Operating Income Ratio	26.1%	22.7%	26.0%	24.6%	26.2%	24.9%	26.5%	28.4%	32.6%	29.5%	29.2%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	32.5%	30.7%	32.8%	33.8%	32.8%	32.5%	30.9%	30.7%	30.7%	30.8%	30.8%

16.2

Unum Group Financial Results for Closed Block Segment - Restated For Changes in Reporting Classifications

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Individual Disability	$898.5	$214.0	$212.5	$208.5	$212.0	$847.0	$202.3	$196.3	$196.4	$192.0	$787.0
Long-term Care	594.7	149.2	149.5	149.4	151.1	599.2	150.6	150.8	152.1	154.6	608.1
All Other	2.7	2.2	0.2	0.4	0.7	3.5	0.3	0.3	(0.9)	0.5	0.2
Total Premium Income	1,495.9	365.4	362.2	358.3	363.8	1,449.7	353.2	347.4	347.6	347.1	1,395.3
Net Investment Income	1,106.8	290.8	293.0	290.8	291.8	1,166.4	294.3	294.5	300.1	300.8	1,189.7
Other Income	131.1	28.6	28.6	27.8	28.6	113.6	27.5	26.7	26.4	25.5	106.1
Total	2,733.8	684.8	683.8	676.9	684.2	2,729.7	675.0	668.6	674.1	673.4	2,691.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,245.3	561.1	562.5	564.3	571.3	2,259.2	562.7	559.3	565.9	1,324.9	3,012.8
Commissions	126.8	30.0	29.2	29.5	29.4	118.1	29.2	27.8	28.2	28.4	113.6
Interest and Debt Expense	16.6	2.8	3.0	3.1	2.8	11.7	2.7	2.6	2.6	2.6	10.5
Deferral of Acquisition Costs	(13.9)	(2.6)	(2.4)	(2.4)	(2.4)	(9.8)	(2.7)	(2.6)	(2.7)	(3.0)	(11.0)
Amortization of Deferred Acquisition Costs	23.4	6.4	6.3	6.2	6.1	25.0	5.5	5.1	4.8	1.5	16.9
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	—	—	—	—	289.8	289.8
Other Expenses	211.2	51.4	61.7	46.8	48.0	207.9	45.8	45.7	44.4	44.1	180.0
Total	2,609.4	649.1	660.3	647.5	655.2	2,612.1	643.2	637.9	643.2	1,688.3	3,612.6
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$124.4	$35.7	$23.5	$29.4	$29.0	$117.6	$31.8	$30.7	$30.9	$(1,014.9)	$(921.5)

Interest Adjusted Loss Ratios, as reported:
Individual Disability	81.6%	84.5%	85.4%	85.5%	84.7%	85.0%	84.7%	84.3%	84.9%	180.4%	108.0%
Long-term Care	76.5%	78.5%	80.8%	80.9%	83.1%	80.8%	83.0%	84.3%	86.0%	457.5%	179.3%

Operating Ratios (% of Premium Income):
Other Expense Ratio	14.1%	14.1%	17.0%	13.1%	13.2%	14.3%	13.0%	13.2%	12.8%	12.7%	12.9%
Before-tax Operating Income (Loss) Ratio, as reported	8.3%	9.8%	6.5%	8.2%	8.0%	8.1%	9.0%	8.8%	8.9%	(292.4)%	(66.0)%

16.3

Unum Group Financial Results for Closed Block Segment - Restated For Changes in Reporting Classifications - Continued

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses, as reported	$124.4	$35.7	$23.5	$29.4	$29.0	$117.6	$31.8	$30.7	$30.9	$(1,014.9)	$(921.5)
Individual Disability Reserve Charge	—	—	—	—	—	—	—	—	—	183.5	183.5
Long-term Care Reserve Charge	—	—	—	—	—	—	—	—	—	573.6	573.6
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	—	—	—	—	289.8	289.8
Operating Income Before Income Tax and Net Realized Investment Gains and Losses, as adjusted	$124.4	$35.7	$23.5	$29.4	$29.0	$117.6	$31.8	$30.7	$30.9	$32.0	$125.4

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	81.6%	84.5%	85.4%	85.5%	84.7%	85.0%	84.7%	84.3%	84.9%	84.8%	84.7%
Long-term Care	76.5%	78.5%	80.8%	80.9%	83.1%	80.8%	83.0%	84.3%	86.0%	86.4%	84.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	14.1%	14.1%	17.0%	13.1%	13.2%	14.3%	13.0%	13.2%	12.8%	12.7%	12.9%
Before-tax Operating Income Ratio, as adjusted	8.3%	9.8%	6.5%	8.2%	8.0%	8.1%	9.0%	8.8%	8.9%	9.2%	9.0%

16.4

Unum Group Financial Results for Corporate Segment - Restated For Changes in Reporting Classifications

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Net Investment Income	$66.7	$23.2	$26.6	$24.6	$20.2	$94.6	$14.5	$16.8	$13.3	$11.6	$56.2
Other Income	4.4	0.5	0.8	0.4	1.6	3.3	1.0	(0.4)	2.2	17.8	20.6
Total	71.1	23.7	27.4	25.0	21.8	97.9	15.5	16.4	15.5	29.4	76.8

Expenses
Interest and Debt Expense	106.8	30.3	30.8	31.8	36.0	128.9	34.9	32.3	32.2	32.4	131.8
Other Expenses	56.2	10.5	9.6	10.3	9.7	40.1	10.4	9.1	12.1	23.7	55.3
Total	163.0	40.8	40.4	42.1	45.7	169.0	45.3	41.4	44.3	56.1	187.1
Operating Loss Before Income Tax and Net Realized Investment Gains and Losses	$(91.9)	$(17.1)	$(13.0)	$(17.1)	$(23.9)	$(71.1)	$(29.8)	$(25.0)	$(28.8)	$(26.7)	$(110.3)

16.5